Exhibit F, Schedule 10(a)

Run Date/Time: 22-Apr-2005  1:35 PM
Co. #:  PGC9
Co. Name: Portland General Electric Cons
Category:  PRIORYR

             Report #: JTB_XEQ - Journals/Adjustments Trial Balance
                             Period: DEC 04 - M.YTD
                           Financial Statement Format
                          Asset/Expense Accts: DR (CR)
                        Liab/Equity/Income Accts: (DR) CR

                     PGC9           PGC9E        16R.PADJ     17B.PADJ    17X.PADJ  18K.PADJ    33P.PADJ    1470.PADJ    1756.PADJ
                                                                                                            Portland
                    Portland      Portland       Portland                           Portland     Salmon      General    Integrated
                     General       General       General                            General      Springs    Resource      Utility
                    Electric      Electric       Electric    World Trade   121 SW   Transport  Hospitality  Develpmt,    Solutions,
                     Cons       Cons - Elims     Company      Center NW    Salmon     Corp        Group        Inc.         Inc.
                  ----------------------------------------------------------------------------------------------------------------
Current Assets
0005  Cash In         8,563,358                    8,479,618     79,100                          (3,560)            -        8,200
Banks
0010  Working           108,226                      108,226
Funds
                  ----------------------------------------------------------------------------------------------------------------
Cash And Working      8,671,584                    8,587,844     79,100                          (3,560)            -        8,200
Funds
0025  Temporary     195,220,511                  195,220,511
Cash Investments
                  ----------------------------------------------------------------------------------------------------------------
Cash and Cash       203,892,095                  203,808,355     79,100                          (3,560)            -        8,200
Equivalents
                  ----------------------------------------------------------------------------------------------------------------
0051  Accounts          999,024     (192,111)      1,057,647      6,476               1,000     124,059         1,000          953
Receivable -
Consolidated Sub
0055  Accounts        5,262,924                    5,262,924          -                               -
Receivable -
Cons Subs Debtor
                  ----------------------------------------------------------------------------------------------------------------
Receivables -         6,261,948     (192,111)      6,320,571      6,476               1,000     124,059         1,000          953
Consolidated Subs
                  ----------------------------------------------------------------------------------------------------------------
0050  Accts Rec     280,174,790                  279,641,940               414,425              118,425
- Trade
0065  A/R - Acc     (49,732,230)                 (49,732,230)
Prov Uncollect
Accts (Contra
                  ----------------------------------------------------------------------------------------------------------------
Total Trade         230,442,560                  229,909,710               414,425              118,425
Receivables
                  ----------------------------------------------------------------------------------------------------------------
0053  Accts Rec          41,545                       41,545
- Unconsol Assoc
Companies
0060  Accts Rec      13,586,826                   13,586,826
- Other
                  ----------------------------------------------------------------------------------------------------------------
Accounts             13,628,371                   13,628,371
Receivable -
Other
                  ----------------------------------------------------------------------------------------------------------------
0183  Price Risk     76,533,503                   76,533,503
Mgmt Activ -
Current Assets

0100  Invnty -       21,482,877                   21,482,877
Other
                  ----------------------------------------------------------------------------------------------------------------
Inventories          21,482,877                   21,482,877
                  ----------------------------------------------------------------------------------------------------------------
0163  Initial           502,427                      502,427
Margin Deposit
                  ----------------------------------------------------------------------------------------------------------------
Margin                  502,427                      502,427
Prepayments/
Deposits
                  ----------------------------------------------------------------------------------------------------------------

0120  Materials      26,229,293                   26,229,293
And Supplies

0160                  2,949,969                    2,949,969
Prepayments -
Insurance
Premiums
0175                109,268,001                  109,268,001
Prepayments -
Other
                  ----------------------------------------------------------------------------------------------------------------
Prepayments         112,217,970                  112,217,970
                  ----------------------------------------------------------------------------------------------------------------
Other Current       138,447,263                  138,447,263
Assets
                  ----------------------------------------------------------------------------------------------------------------
Total Current       691,191,044     (192,111)    690,633,077     85,576    414,425    1,000     238,924         1,000        9,153
Assets
                  ----------------------------------------------------------------------------------------------------------------

Investment and                   (11,752,499)     11,422,500               329,999
Other Assets
0216  Inv In
Cons Subs -
Contrib From
Parent
                  ----------------------------------------------------------------------------------------------------------------
Investment in                    (11,752,499)     11,422,500               329,999
Consolidated
Subsidiaries
                  ----------------------------------------------------------------------------------------------------------------
0270  Noncurrent      4,502,647                    4,502,647
Notes Rec - Trade
0274                   (196,559)                           -          -                        (214,936)                    18,377
Prepetition I/C
Adjustments
0280                 94,429,060                   86,644,019                                                7,785,041
Miscellaneous
Other Investments
                  ----------------------------------------------------------------------------------------------------------------
Other Investments    98,735,148                   91,146,666          -                        (214,936)    7,785,041       18,377
                  ----------------------------------------------------------------------------------------------------------------
Total Investments    98,735,148  (11,752,499)    102,569,166          -    329,999             (214,936)    7,785,041       18,377
                  ----------------------------------------------------------------------------------------------------------------
0341  Deferred       19,067,491                   19,067,491
Charges - Debt
Expense
0342  Deferred          427,807                      427,807
Charges -
Clearing Accounts
0356  Deferred       74,775,572                   74,775,572
Charges - Trojan
Decommission
0357  Deferred      220,862,444                  220,862,444
Charges -
Regulatory
0360  Deferred        5,253,196                    5,253,196                                          -
Charges - Other
                  ----------------------------------------------------------------------------------------------------------------
Total Deferred      320,386,510                  320,386,510                                          -
Charges
                  ----------------------------------------------------------------------------------------------------------------
Total               419,121,658  (11,752,499)    422,955,676          -    329,999             (214,936)    7,785,041       18,377
Investments and
Other Assets
                  ----------------------------------------------------------------------------------------------------------------
0290  Land              187,790                      187,790
0293  Office            131,033                                 131,033
Equipment And
Property


Exhibit F, Schedule 10(a)              1

                     PGC9           PGC9E        16R.PADJ     17B.PADJ    17X.PADJ  18K.PADJ    33P.PADJ    1470.PADJ    1756.PADJ
                                                                                                            Portland
                    Portland      Portland       Portland                           Portland     Salmon      General    Integrated
                     General       General       General                            General      Springs    Resource      Utility
                    Electric      Electric       Electric    World Trade   121 SW   Transport  Hospitality  Develpmt,    Solutions,
                     Cons       Cons - Elims     Company      Center NW    Salmon     Corp        Group        Inc.         Inc.
                  ----------------------------------------------------------------------------------------------------------------
0294  Operating   3,786,146,008                3,786,146,008
Equipment And
Property
0295                113,698,250                  113,698,250
Construction
Work In Progress
0296  Leasehold         213,044                                 213,044
Improvements
0309  Intangible    119,518,910                  119,518,910
Plant - Other
                  ----------------------------------------------------------------------------------------------------------------
Property, Plant   4,019,895,035                4,019,550,958    344,077
& Equipment
                  ----------------------------------------------------------------------------------------------------------------
0320  Accum            (131,033)                               (131,033)
Depreciation -
Office Equip And
0321  Accum      (1,727,052,136)              (1,727,052,136)
Depreciation -
Operat'G Equip An
0335                   (181,148)                               (181,148)
Accumulated
Amortization
                  ----------------------------------------------------------------------------------------------------------------
Accumulated Depr (1,727,364,317)              (1,727,052,136)  (312,181)
Depl & Amort
                  ----------------------------------------------------------------------------------------------------------------
Net Property,     2,292,530,718                2,292,498,822     31,896
Plant & Equipment
                  ----------------------------------------------------------------------------------------------------------------
Total Assets      3,402,843,420  (11,944,610)  3,406,087,575    117,472    744,424    1,000      23,988     7,786,041       27,530
                  ================================================================================================================

Current
Liabilities
0514  Accts          24,315,017                   24,518,571    (40,788)                       (162,766)                         -
Payable - Cons
Subs Debtors
0516  Accts                   -     (190,895)        222,675        930                          60,339         2,614      (95,663)
Payable -
Consolidated Subs
                  ----------------------------------------------------------------------------------------------------------------
Payables -           24,315,017     (190,895)     24,741,246    (39,858)                       (102,427)        2,614      (95,663)
Consolidated Subs
                  ----------------------------------------------------------------------------------------------------------------
0515  Accts         172,654,764                  172,223,348               414,425               16,991
Payable - Trade
0519                     (1,216)      (1,216)
****Accounts
Payable Plug****
                  ----------------------------------------------------------------------------------------------------------------
Accounts Payable    172,653,548       (1,216)    172,223,348               414,425               16,991
- Trade
                  ----------------------------------------------------------------------------------------------------------------
0653  Price Risk     37,941,718                   37,941,718
Mgmt Activ -
Current Liab

0450  Current        28,534,003                   28,534,003
Maturities Of
Long-Term Debt
                  ----------------------------------------------------------------------------------------------------------------
Short-Term Debt      28,534,003                   28,534,003
                  ----------------------------------------------------------------------------------------------------------------
0545  Income            636,616                      636,616
Taxes Payable -
Federal
                  ----------------------------------------------------------------------------------------------------------------
Accrued Income          636,616                      636,616
Taxes
                  ----------------------------------------------------------------------------------------------------------------
0565  Current        15,278,489                   15,278,489
Def'd Taxes
Payable - Federal
                  ----------------------------------------------------------------------------------------------------------------
Deferred Income      15,278,489                   15,278,489
Taxes
                  ----------------------------------------------------------------------------------------------------------------
0560  Accrued        15,271,341                   15,271,341
Taxes Payable -
Other
                  ----------------------------------------------------------------------------------------------------------------
Taxes Payable -      15,271,341                   15,271,341
Other
                  ----------------------------------------------------------------------------------------------------------------
0580  Accrued        18,138,100                   18,138,100
Interest -
Long-Term Debt
                  ----------------------------------------------------------------------------------------------------------------
Accrued Interest     18,138,100                   18,138,100
                  ----------------------------------------------------------------------------------------------------------------
0620  Employee        1,228,286                    1,228,286
Related - Misc
Payroll Deduct
0621  Employee       11,389,105                   11,389,105
Related -
Accrued Vacations
0630  Other          11,262,932                   11,262,932
Employee Related
Accrued Liab
                  ----------------------------------------------------------------------------------------------------------------
Other Current        73,204,869                   73,204,869
Liabilities
                  ----------------------------------------------------------------------------------------------------------------
Total Current       336,649,155     (192,111)    336,645,184    (39,858)   414,425              (85,436)        2,614      (95,663)
Liabilities
                  ----------------------------------------------------------------------------------------------------------------

0705  Long-Term     921,428,235                  921,428,235
Debt
0765                 (1,402,075)                  (1,402,075)
Unamortized
Premium on L/T
Debt - Debi
                  ----------------------------------------------------------------------------------------------------------------
Other Long-Term     920,026,160                  920,026,160
Debt
                  ----------------------------------------------------------------------------------------------------------------
0775  Current       (28,192,638)                 (28,192,638)
Maturities of
L/T Debt - Contr
                  ----------------------------------------------------------------------------------------------------------------
Total Long-Term     891,833,522                  891,833,522
Debt
                  ----------------------------------------------------------------------------------------------------------------
0780  Deferred      307,686,560                  311,359,230    (82,690)  (129,398)                        (3,458,057)      (2,525)
Income Taxes -
Federal
0844  Oth Def        13,225,466                   13,225,466
Credits - Accum
Def Invmt Tax
                  ----------------------------------------------------------------------------------------------------------------
Deferred Income     320,912,026                  324,584,696    (82,690)  (129,398)                        (3,458,057)      (2,525)
Taxes
                  ----------------------------------------------------------------------------------------------------------------
Other Deferred
Credits
0815  Reserve       359,991,249                  359,991,249
For Regulatory
Issues
0848  Oth Def        95,827,959                   95,827,959
Credits - Trojan
0860  Oth Def       123,564,351                  123,139,805               325,774               98,772
Credits - Other
                  ----------------------------------------------------------------------------------------------------------------
Other Deferred      579,383,559                  578,959,013               325,774               98,772
Credits
                  ----------------------------------------------------------------------------------------------------------------
Total Noncurrent    900,295,585                  903,543,709    (82,690)   196,376               98,772    (3,458,057)      (2,525)
Liabilities
                  ----------------------------------------------------------------------------------------------------------------
Prepetition
Liabilities
0445  Current         1,500,000                    1,500,000
Maturities of
Preferred Stock
0886                          1                            1
Convertible
Preferred Stock
- Jr Votin
                  ----------------------------------------------------------------------------------------------------------------
Convertible           1,500,001                    1,500,001
Preferred Stock
                  ----------------------------------------------------------------------------------------------------------------
0901  Common        641,347,955  (21,030,636)    641,347,955  3,047,336      1,000    1,000      10,000    17,666,041      305,259
Stock -
Consolidated
Subsidiari
                  ----------------------------------------------------------------------------------------------------------------
Common Stock        641,347,955  (21,030,636)    641,347,955  3,047,336      1,000    1,000      10,000    17,666,041      305,259
                  ----------------------------------------------------------------------------------------------------------------


Exhibit F, Schedule 10(a)              2

                     PGC9           PGC9E        16R.PADJ     17B.PADJ    17X.PADJ  18K.PADJ    33P.PADJ    1470.PADJ    1756.PADJ
                                                                                                            Portland
                    Portland      Portland       Portland                           Portland     Salmon      General    Integrated
                     General       General       General                            General      Springs    Resource      Utility
                    Electric      Electric       Electric    World Trade   121 SW   Transport  Hospitality  Develpmt,    Solutions,
                     Cons       Cons - Elims     Company      Center NW    Salmon     Corp        Group        Inc.         Inc.
                  ----------------------------------------------------------------------------------------------------------------
0920  Ret Earn -    544,617,718    8,795,401     544,617,718 (2,717,337)   118,196             (197,700)   (5,819,019)    (179,541)
Beg Bal -
Consolidated Subs
0930  Net Income     92,335,391      482,736      92,335,392    (89,979)    14,429              198,351      (605,538)
0942  Investment             (4)           -              (3)          -        (2)       -           1             -            -
In Subsidiary
Plug Account
                  ----------------------------------------------------------------------------------------------------------------
Retained Earnings   636,953,105    9,278,137     636,953,107  (2,807,316)  132,623        -         652    (6,424,557)    (179,541)
                  ----------------------------------------------------------------------------------------------------------------
0947  OCI - FAS      (1,768,642)                  (1,768,642)
133 - Gain/Loss
0949  OCI -          (3,967,261)                  (3,967,261)
Available for
Sale Investment
                  ----------------------------------------------------------------------------------------------------------------
Total Other          (5,735,903)                  (5,735,903)
Comprehensive
Income
                  ----------------------------------------------------------------------------------------------------------------
Total             1,274,065,158  (11,752,499)  1,274,065,160     240,020   133,623    1,000      10,652    11,241,484      125,718
Shareholders'
Equity
                  ----------------------------------------------------------------------------------------------------------------
Total             3,402,843,420  (11,944,610)  3,406,087,575     117,472   744,424    1,000      23,988     7,786,041       27,530
Liabilities &
Shareholders'
Equity
                  ================================================================================================================


Exhibit F, Schedule 10(a)              3